Exhibit 99.1

Date: May 25, 2012	100 University Avenue, 9th floor Toronto ON, M5J 2Y1 www.computershare.com

To: All Canadian Securities Regulatory Authorities

Subject: MITEL NETWORKS CORPORATION

Dear Sirs:

We advise of the following with respect to the upcoming Meeting of Security Holders for the subject Issuer:

Meeting Type :	Annual General Meeting
Record Date for Notice of Meeting :	21/06/2012
Record Date for Voting (if applicable) :	21/06/2012
Beneficial Ownership Determination Date :	21/06/2012
Meeting Date :	26/07/2012
Meeting Location (if available) :	Ottawa, ON

Voting Security Details:

Description	CUSIP Number	ISIN
COMMON	60671Q104	CA60671Q1046

Sincerely,

Computershare Trust Company of Canada /

Computershare Investor Services Inc.

Agent for MITEL NETWORKS CORPORATION